UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 25, 2008

CH LIGHTING INTERNATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-32161	20-3828148
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

658 Hongyan Road, Economic Development Zone, Shangyu City, Zhejiang Province, The People’s Republic of China 312300

(Address of principal executive offices)

Registrant’s telephone number, including area code: 86 575 8212 7538

1419 Worldwide Industrial Centre, 43-47 Shan Mei Street, Fotan, New Territories, Hong Kong

Telephone: 00852-35860226

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

This Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission (“SEC”) by CH Lighting International Corporation, a Delaware corporation (f/k/a Sino-Biotics, Inc. and hereinafter, the “Registrant”) is being filed to disclose, among other things, the resignation of the independent registered public accounting firm of the Registrant as set forth below.

(a) Resignation of Independent Accountants

Effective August 25, 2008, Malone & Bailey, P.C. (“M&B”) resigned as the Registrant’s independent registered public accounting firm.

M&B’s report on the Registrant’s financial statements for the past two (2) fiscal years, as well as the subsequent interim period through August 25, 2008, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified as to uncertainty, audit scope, or accounting principles; however, the report included an explanatory paragraph wherein M&B expressed substantial doubt about the Registrant’s ability to continue as a going concern.

The resignation of the independent registered public accountants was approved by the Registrant’s Board of Directors effective August 25, 2008.

During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through August 25, 2008, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

During the Registrant’s most recent two (2) fiscal years, as well as the subsequent interim period through August 25, 2008, M&B did not advise the Registrant of any of the matters identified in Item 304(a)(v)(A) - (D) of Regulation S-K.

The Registrant has requested M&B to furnish a letter addressed to the SEC stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. A copy of the letter is attached hereto as Exhibit 16.1.

(b) New Independent Accountants

On August 25, 2008, the Board of Directors of the Registrant approved the engagement of Mazars CPA Limited (“Mazars”) as its independent registered public accounting firm to audit the Registrant’s financial statements, effective immediately.  The Registrant did not consult Mazars on any matters described in Item 304(a)(2) of Regulation S-K during the Registrant’s two (2) most recent fiscal years or any subsequent interim period prior to engaging Mazars.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Effective August 25, 2008, the Board of Directors of the Registrant appointed Huang Hsiao-I, the Registrant’s Chief Financial Officer, to serve as Corporate Secretary of the Registrant. For further information on Huang Hsiao-I, please see the Section entitled “Directors, Executive Officers, Promoters and Control Persons” in the Registrant’s Super 8-K as filed with the U.S. Securities and Exchange Commission on July 16, 2008

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 4, 2008, a principal stockholder holding in excess of fifty percent (50%) of the voting capital stock of the Registrant voted in favor of changing the name of the Registrant from “Sino-Biotics, Inc.” to “CH Lighting International Corporation” as set forth in the Registrant’s Definitive Information Statement on Schedule 14C (as amended) as filed with the SEC on August 4, 2008. On August 25, 2008, the Registrant filed a Certificate of Amendment to its Certificate of Incorporation to effect such name change, effective immediately.

On August 25, 2008, the Board of Directors of the Registrant unanimously resolved to amend and restate the Registrant’s bylaws, and the Registrant did amend and restate its bylaws, dated as of August 25, 2008, in light of the fact that certain provisions therein were obsolete or required amendments to render the Registrant’s securities eligible for listing through the Direct Registration System. A copy of the amended and restated bylaws of the Registrant is attached hereto as Exhibit 3.1.

Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 25, 2008, the Board of Directors of the Registrant adopted a new Code of Ethics that applies to the Registrant's officers, directors and employees. A copy of the Code of Ethics is attached hereto as Exhibit 14.1, and is incorporated by reference into this Item 5.05.

Item 8.01. Other Events.

On August 25, 2008, the Board of Directors of Registrant unanimously resolved to create an Audit Committee, appointing Lu Guangming, Yun Hon Man and Ge Minhai to serve as members of such Audit Committee with Lu Guangming serving as Chairman, a Compensation Committee, appointing Lu Guangming, Yun Hon Man and Ge Minhai to serve as members of such Compensation Committee with Lu Guangming serving as Chairman and a Corporate Governance and Nominating Committee, appointing Lu Guangming, Yun Hon Man and Ge Minhai to serve as members of such Corporate Governance and Nominating Committee with Lu Guangming serving as Chairman. The Board of Directors also approved the Charters for each of the Audit Committee, the Compensation and the Corporate Governance and Nominating Committees of the Board. A copy of the Audit Committee Charter, the Compensation Committee Charter and the Corporate Governance and Nominating Committee Charter are attached to this Report as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated by reference into this Item 8.01.

Effective immediately, the Registrant changed its address to 658 Hongyan Road, Economic Development Zone, Shangyu City, Zhejiang Province, The People’s Republic of China 312300, telephone 86 575 8212 7538.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits No. Description:

Exhibit No.	Item	Location
Exhibit 3.1	Amended and Restated Bylaws of the Registrant, dated as of August 25, 2008	Provided herewith
Exhibit 14.1	Code of Ethics	Provided herewith
Exhibit 16.1	Auditor Letter	Provided herewith
Exhibit 99.1	Audit Committee Charter	Provided herewith
Exhibit 99.2	Compensation Committee Charter	Provided herewith
Exhibit 99.3	Corporate Governance and Nominating Committee Charter	Provided herewith

SIGNATURE PAGE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 25, 2008

CH LIGHTING INTERNATIONAL CORPORATION

By:	/s/ Zhao Guosong
Name:	Zhao Guosong
Title:	Chief Executive Officer